UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 and 15(d) of the
Securities Exchange Act of l934
September 7, 2005
Date of report (date of earliest event reported)
VICORP RESTAURANTS, INC.
(Exact Name of Registrant as Specified in Its Charter)
Colorado
(State or Other Jurisdiction of Incorporation)

002-78250	84-0511072

(Commission File Number)	(IRS Employer Identification No.)
400 West 48th Avenue, Denver, Colorado 80216
(Address of Principal Executive Offices) (Zip Code)
(303) 296-2121
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.
The information provided in response to Item 5.02 is incorporated by reference herein.
Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On September 1, 2005, the Board of Directors of VICORP Restaurants, Inc. (the “Company”) appointed Kenneth L. Keymer as a director of the Company, the Company’s parent, VI Acquisition Corp. (“VI”) and the Company’s wholly-owned subsidiary, Village Inn Pancake House of Albuquerque, Inc (“Village Inn Pancake House”). Mr. Keymer was appointed as director of the Company, VI and Village Inn Pancake House pursuant to the Stockholders Agreement dated June 12, 2003, which is filed as Exhibit 10.1 to the Company’s Form S-4 filed on July 9, 2004.
Mr. Keymer is party to a Management Agreement and Letter Agreement with the Company dated September 1, 2005, that sets forth, among other things, the terms and conditions pursuant to which the Company will compensate Mr. Keymer for his service on the Board. In addition to an annual fee of $20,000.00 paid to Mr. Keymer and reimbursement of his reasonable expenses related to his Board service, Mr. Keymer will also purchase 2,901 shares of the common stock of the Company at a price of $4.53 a per share which shall vest over a four-year period. Mr. Keymer has also executed a Joinder Agreement on September 1, 2005, making him party to the Stockholders Agreement referenced above and the Registration Rights Agreement dated June 12, 2003, which is filed as Exhibit 10.2 to the Company’s Form S-4 filed on July 9, 2004. There are no transactions involving the Company and Mr. Keymer that would be required to be reported by Item 404(a) of Regulation S-K.
A copy of the press release related to this matter is attached hereto as Exhibit 99.1.
The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
Item 9.01      Financial Statements and Exhibits.
          (c)      Exhibits
     99.1      Press Release, dated September 7, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICORP RESTAURANTS, INC.
Date: September 7, 2005	By:	/s/ Debra Koenig
Debra Koenig
Chief Executive Officer (Principal Executive Officer)

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION OF EXHIBIT

99.1	Press Release, dated September 7, 2005.

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